UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K


                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported)  May 31, 2006


                   AEI INCOME & GROWTH FUND 24 LLC
      (Exact name of registrant as specified in its charter)


       State of Delaware           000-49653          41-1990952
(State or other jurisdiction   (Commission File      (IRS Employer
       of incorporation)            Number)        Identification No.)


      30 East 7th Street, Suite 1300, St. Paul, Minnesota, 55101
              (Address of Principal Executive Offices)


                         (651) 227-7333
       (Registrant's telephone number, including area code)


  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written  communication  pursuant  to  Rule  425  under  the
      Securities Act (17 CFR 230.425)
[  ]  Soliciting  material  pursuant to  Rule  14a-12  under  the
      Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
      (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
      (17 CFR 240.13e-4(c))


Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

       On May 31, 2006, the Company sold a Champps Americana restaurant in Houston, Texas to the tenant. The Company received net cash proceeds of approximately $3,150,000 for the property, which resulted in a net gain of approximately $314,300.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

      (a) Financial statements  of  businesses  acquired  -   Not
          Applicable.

      (b) Pro forma financial information - A limited number of pro forma adjustments are required to illustrate the effects of the transaction on the balance sheet and income statement. The following narrative description is furnished in lieu of the pro forma statements. Assuming the Company had sold the property on January 1, 2005:

          The Company's Investments in Real Estate would have been reduced by $2,938,466 and its Current Assets
          (cash) would have increased by $3,150,000 and Partner's
          Capital would have increased by $211,534.

          For the year ended December 31, 2005, Income from Continuing Operations would have decreased $226,034, representing a decrease in rental income of $316,500, a decrease in depreciation expense of $82,205 and a decrease in property management expenses of $8,261. For the three months ended March 31, 2006, Income from Discontinued Operations would have decreased $64,374, representing a decrease in rental income of $84,941, a decrease in depreciation expense of $20,551 and a decrease in property management expenses of $16.

          The net effect of these pro forma adjustments would have caused Net Income to decrease from $493,638 to $267,604 and from $281,829 to $217,455, which would have resulted in Net Income of $8.55 and $10.22 per LLC Unit outstanding for the year ended December 31, 2005 and the three months ended March 31, 2006, respectively.

      (c) Shell company transactions - Not Applicable.

      (d) Exhibits.

          Exhibit 10.1 - Purchase Agreement dated May 3, 2006 between the Company and Champps Operating Corporation relating to the Property at 11681 Westheimer Road, Houston, Texas (incorporated by reference to Exhibit
          10.1 of Form 10-QSB filed May 5, 2006).



                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              AEI INCOME & GROWTH FUND 24 LLC

                              By: AEI Fund Management XXI, Inc.
                                 Its:  Managing Member

Date:  June 2, 2006           /s/ Patrick W Keene
                              By: Patrick W. Keene
                                 Its:  Chief Financial Officer